Exhibit 4.10

J. B. POINDEXTER & CO., INC.

As Issuer

THE SUBSIDIARY GUARANTORS NAMED HEREIN

As Guarantors

WILMINGTON TRUST COMPANY

As Trustee

FOURTH SUPPLEMENTAL INDENTURE

Dated as of April 17, 2006

to

INDENTURE

Dated as of March 15, 2004

8¾ % Senior Notes Due 2014

FOURTH SUPPLEMENTAL INDENTURE, dated as of April 17, 2006, (herein called this “Supplemental Indenture”) among J.B. POINDEXTER & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 1100 Louisiana Street, Suite 5400, Houston, Texas  77002, each of MORGAN CORPORATION, formerly known as Morgan Trailer Mfg. Co., a New Jersey corporation (“Morgan”), TRUCK ACCESSORIES GROUP, INC., formerly known as Leer, Inc., a Delaware corporation (“TAG”), LOWY GROUP, INC., a Delaware corporation (“Lowy”), EFP CORPORATION, a Delaware corporation (“EFP”), MIC GROUP, INC., formerly known as Magnetic Instruments Corp., a Delaware corporation (“MIC”), RAIDER INDUSTRIES, INC., a Saskatchewan corporation (“Raider”), SWK HOLDINGS, INC., formerly known as KWS Manufacturing Company, Inc., a Texas corporation (“SWK”), UNIVERSAL BRIXIUS, INC., a Wisconsin corporation (“Brixius”), MORGAN TRAILER FINANCIAL CORPORATION, a Nevada corporation (“MTFC”), MORGAN TRAILER FINANCIAL MANAGEMENT, L.P., a Texas limited partnership (“MTFMLP”), MORGAN OLSON CORPORATION, a Delaware corporation (“MOC”), COMMERCIAL BABCOCK INC., an Ontario corporation (“CB”),  FEDERAL COACH LLC., a limited liability company organized under the laws of the state of Delaware (“FEDERAL”),  EAGLE SPECIALTY VEHICLES, INC., formerly known as Kellerman Coach Co., Inc., (“Eagle”), (Morgan, TAG, Lowy, EFP, MIC, Raider, SWK, Brixius, MTFC, MTFMLP, MOC, CB, Federal and Eagle are collectively called the “Subsidiary Guarantors”), and State Wide Aluminum, Inc. an Indiana corporation (the “Additional Guarantor”), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, having its principal corporate trust office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware, as Trustee (herein called the “Trustee”)

R E C I T A L

WHEREAS, the Company, the Subsidiary Guarantors and the Trustee are parties to that certain Indenture, dated as of March 15, 2004, as amended by the First Supplemental Indenture dated as of December 14, 2004, the Second Supplemental Indenture dated as of June 10, 2005 and the Third Supplemental Indenture dated as of January 9, 2006 (the “Indenture”) governing the Company’s 8¾ % Senior Notes due 2014 (the “Securities”) issued thereunder;

WHEREAS, Section 9.01(4) of the Indenture provides that, without the consent of any Holders, the Company, the Subsidiary Guarantors, and the Trustee, at any time and from time to time, may supplement the Indenture, in form satisfactory to the Trustee, for the purpose of allowing the Additional Guarantor to become a Subsidiary Guarantor of the obligations of the Company and those of each other Subsidiary Guarantor under the Indenture and the Securities; provided such action pursuant to Section 9.01 shall not adversely affect the interests of the Holders in any material respect;

WHEREAS, the Board of Directors of the Company has determined that making the Additional Guarantor a Subsidiary Guarantor of the Indenture does not adversely affect the interests of the Holders in any material respect;

WHEREAS, the Company and the Subsidiary Guarantors pursuant to the foregoing authority, propose in and by this Supplemental Indenture to amend and supplement the Indenture as provided in this Supplemental Indenture, and requests the Trustee to enter into this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, the Subsidiary Guarantors, the Additional Guarantor and the Trustee and a valid amendment of and supplement to the Indenture have been done;

NOW, THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of the Securities:

SECTION 1.  Definitions.  All terms used in this Supplemental Indenture which are not defined in this Supplemental Indenture and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 2.  Agreement to Guarantee.  The Additional Guarantor hereby agrees and confirms that, by its execution and delivery of this Supplemental Indenture, it will be deemed to be a “Guarantor” for all purposes of the obligations of the Company and those of each other Subsidiary Guarantor under the Indenture and the Securities, and shall have all the obligations of a Subsidiary Guarantor hereunder with the same effect as if it had been named a Subsidiary Guarantor in the Indenture and the Securities.  The Additional Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions in the Indenture and the Securities applicable to a Subsidiary Guarantor.

SECTION 3.  Incorporation of Supplemental Indenture.  All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture, and the Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

SECTION 4.  Headings.  The Article and Section headings of this Supplemental Indenture are for convenience only and shall not affect the construction hereof.

SECTION 5.  Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 6.  Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Supplemental Indenture, the latter provision shall control.  If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

SECTION 7.  Successors and Assigns.  All covenants and agreements in this Supplemental Indenture by the Company or any Subsidiary Guarantor shall bind its respective successors and assigns, whether so expressed or not.

SECTION 8.  Separability Clause.  In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 9.  Benefits of Supplemental Indenture.  Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

SECTION 10. Governing Law.  This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunder affixed and attested, all as of the date and year first above written.

Attest:	J. B. POINDEXTER & CO., INC.

By:
Robert S. Whatley
Vice President

Attest:	MORGAN CORPORATION.

By:
Robert S. Whatley
Vice President

Attest:	TRUCK ACCESSORIES GROUP, INC.

By:
Robert S. Whatley
Vice President

Attest:	EFP CORPORATION

By:
Robert S. Whatley
Vice President

Attest:	MIC GROUP, INC.

By:
Robert S. Whatley
Vice President

Attest:	LOWY GROUP, INC.

By:
Robert S. Whatley
Vice President

Attest:	RAIDER INDUSTRIES, INC.
a Saskatchewan corporation

By:
Robert S Whatley
Vice President

Attest:	SWK HOLDINGS, INC.

By:
Robert S. Whatley
Vice President

Attest:	UNIVERSAL BRIXIUS, INC.

By:
Robert S. Whatley
Vice President

Attest:	MORGAN TRAILER FINANCIAL CORPORATION

By:
Thomas Daly
President

Attest:	MORGAN TRAILER FINANCIAL MANAGEMENT, L.P.

	By:	Morgan Trailer Mfg. Co., its general partner

By:
Robert S. Whatley
Vice President

Attest:	MORGAN OLSON CORPORATION

By:
Robert S. Whatley
Vice President

Attest:	COMMERCIAL BABCOCK INC.

By:
Robert S. Whatley
Vice President

Attest:	FEDERAL COACH LLC

By:
	Name:	Robert S. Whatley
	Title:	Vice President

Attest:	STATE WIDE ALUMINUM, INC.

By:
	Name:	Robert S. Whatley
	Title:	Vice president

Attest:	WILMINGTON TRUST COMPANY, as Trustee

By:
Name:
Title:

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of J. B. Poindexter & Co., Inc., a Delaware corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Morgan  Corporation, a New Jersey corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Truck Accessories Group, Inc., a Delaware corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Lowy Group, Inc., a Delaware corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of EFP Corporation, a Delaware corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of MIC Group, Inc., a Delaware corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of SWK Holdings, Inc., a Texas corporation, formerly known as KWS Manufacturing Company, Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Raider Industries Inc., a corporation formed in Saskatchewan, Canada, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Universal Brixius, Inc., a Wisconsin corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Morgan Corporation a New Jersey corporation and the general partner of Morgan Trailer Financial Management, L.P., a Texas limited partnership, one of the legal entities described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of the Morgan Corporation as General Partner of Morgan Trailer Financial Management, L.P.

Notary Public

STATE OF CALIFORNIA	§
	§	ss.
COUNTY OF	§

On the         day of           2006, before me personally came Thomas Daly, to me known, who, being by me duly sworn, did depose and say that he is President of Morgan Trailer Corporation, a Nevada corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Morgan Olson Corporation, a Delaware corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Commercial Babcock, Inc., a corporation formed in Ontario, Canada, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of Federal Coach LLC, a Delaware limited liability company, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said limited liability company.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of Eagle Specialty Vehicles, Inc., an Ohio corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the 17th day of April 2006, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of State Wide Aluminum, Inc., an Indiana corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF DELAWARE	§
	§	ss.
COUNTY OF	§

On the         day of March 2006, before me personally came                                        to me known, who, being by me duly sworn, did depose and say that [he – she] is                                                                        of Wilmington Trust Company, as Trustee described in and which executed the foregoing instrument, and that [he – she] signed [his – her] name thereto by authority of the Board of Directors of said corporation.

Notary Public